UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 16, 2018

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RealPage, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2201 Lakeside Boulevard
Richardson, Texas 75082
(Address of principal executive offices, including zip code)

(972) 820-3000
( Registrant’s telephone number, including area code )
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
See the disclosure under Item 7.01 below.
This Item 2.02 shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On October 16, 2018, RealPage, Inc. (the “Company”) announced that it had reached a settlement with the Federal Trade Commission (“FTC”) resolving all matters raised by the previously disclosed Civil Investigative Demand received from the FTC. Under the settlement, the Company will pay $3.0 million to the FTC and agreed to continue to comply with the Fair Credit Reporting Act. The settlement does not require any changes to the Company’s current business practices. Related to this settlement, the Company expects to take a charge of $1.1 million during the quarter ended September 30, 2018, after having previously taken a charge of $1.9 million during the quarter ended March 31, 2018. The Company expects to achieve Adjusted EBITDA for the three months ended September 30, 2018 within the range of guidance that it previously provided on August 2, 2018, notwithstanding the third quarter charge.

The Company’s earnings release for the six months ended June 30, 2018, furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated August 2, 2018, contains an explanation of the Company’s use of non-GAAP financial measures and a reconciliation of its non-GAAP financial measures to the corresponding GAAP financial measures. The above statement regarding the Company’s expected achievement of Adjusted EBITDA for the three months ended September 30, 2018 is a “forward-looking” statement involving known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statement. Such factors include, but are not limited to, the risks and uncertainties described in the Company’s Annual Report on Form 10-K previously filed with the SEC on March 1, 2018, and the Company’s Quarterly Report on Form 10-Q previously filed with the SEC on August 6, 2018. In addition, the Company’s expected Adjusted EBITDA is only an estimate and is subject to change as the Company finalizes its review of its quarterly results. Any changes resulting from such factors or such review could be material. All information provided herein is as of the date hereof and the Company undertakes no duty to update this information except as required by law.

This Item 7.01 shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

By:	/s/ W. Bryan Hill
W. Bryan Hill Executive Vice President, Chief Financial Officer and Treasurer

Date: October 16, 2018